PROS Holdings Q4 2021 NYSE: PRO

Page 2 ©2022 PROS Holdings, Inc. All rights reserved. Disclaimer / Forward-Looking Statements Included in this presentation are forward-looking statements including, but not limited to, those related to earnings, addressable market and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this presentation. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known as of the date hereof, and PROS Holdings assumes no obligation to update any such statements, except as required by law. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

Page 3 ©2022 PROS, Inc. All rights reserved. Confidential and Proprietary We optimize every shopping and selling experience.

Page 4 PROS Strategic Pillars Leverage partnerships to expand our reach at scale Drive an incredible customer experience, adoption & value Accelerate market penetration & customer expansions with the PROS Platform Lead AI innovation powering digital commerce

©2022 PROS Holdings, Inc. All rights reserved.

Page 6 ©2022 PROS Holdings, Inc. All rights reserved. PROS at a Glance $250 mm+ Total Revenue 2021 85% Recurring Revenue as a % of 2021 Total Revenue $30B+ Underpenetrated, Addressable Market Free Cash Flow Improvement 20211 60+ Countries with Customers $33 mm+ 1) Non-GAAP metric. 93%+ 2021 Customer Gross Revenue Retention Rate

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 Customer Buying Experience, The New Battlefield of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner What qualities define a good customer experience? Speed – Fast responses to inquiries, easy product search, easy to use self-service website Transparency – Product and pricing information are always accessible Personalized – Tailored recommendations, personalized pricing, personalized browsing experience Consistency – Harmonized buying experience, consistent recommendations and offers across channels

eCommerce is Experiencing Explosive Growth Covid-19 Growth in ecommerce revenues as a percent of total revenues since Covid-19 (among companies who sell online) Source: McKinsey, Forbes ©2022 PROS Holdings, Inc. All rights reserved.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 …However, eCommerce adds competitive pressure and complexity to the buying process Receives a marketing email promotion Goes to your webstore to place an order. Clicks button to request discounted price.Visits your website or ecommerce site to research products. Clicks to request a sales call Sales rep calls back, offers discounted price, and offers to complete the order Wants to place order again via website, but wants new pre- negotiated price Calls the call center to get pre-negotiated price applied Sales rep calls to answer questions about the product Competitor Interactions Today’s buying experience combines multiple touchpoints through traditional and digital channels and vendors must deliver simplicity and consistency for buyers through all...

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 Customers in Transition Of B2B buyers report their vendor preferences have changed with the accelerated move to digital channels, post Covid-19 Source: Hanover 2020%  % Experts believe this wave of momentum in customer behavior will leave 20-40% of companies’ existing business up for grabs Source: HBR, McKinsey, BCG, Hanover Customer behavior shift  New purchase occasions  New competitive set  New basis for comparison

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 11 Organizational Challenges Impeding Omnichannel Experiences… Delivering consistent information at all the various touchpoints Minimizing unnecessary friction in the process that makes it difficult for your customers to buy Ensuring that your pricing is transparent while maintaining profitability and remaining competitive Delivering the information the customer needs as fast as possible through all sales channels Providing conflicting prices in different sales channels. Internal misalignment between critical functions managing the sales process enables companies to consolidate the development, management and delivery of product and price information to internal systems that drive commerce so that buyers can receive fast and personalized product and pricing offers in their preferred sales channel.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 THE CUSTOMER eCOMMERCECRM API+ Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Accelerate Sales Teams Drive eCommerce Offers Manage and Deliver Price Strategies Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 Accelerating Travel Recovery: The New Battlefield What will be the key pillars of recovery for airlines? Reduce Costs – Airlines not only need to reduce costs, but also increase productivity with the right technology investments. Drive Revenue Growth – Airlines have the unique challenge to identify long-term growth opportunities, while maintaining short-term stability. Exceptional Customer Experience – To bring customers back on board, airlines need to focus on transparency and flexibility in all aspects of their business, including pricing, offer creation & management. Despite tremendous uncertainty, airlines continue to restore capacity in the market. Source: IATA

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 The Status Quo is Much Riskier Now of airlines surveyed say their digital platforms are not flexible or that it takes time to implement new products and processes. Source: DigginTravel 2019 Airline Digital Retail Survey The ability for airlines to be agile, implement new products and services, and meet the demands of a ‘new customer normal’ cannot be hampered by legacy systems.

powers an airline’s revenue management, sales, distribution, and digital retail strategies to create and distribute revenue optimal offers while maintaining the ability to scale the business across both direct and NDC channels. PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers – to optimize every shopping and selling experience an airline owns. for Travel

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Merchandising Bundling & Segmentation Group & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Common Data Model Artificial Intelligence GDS for Travel

Page 18 ©2022 PROS Holdings, Inc. All rights reserved. Launch, manage, and optimize marketing campaigns with high performance landing pages that leverage real-time fare data. Choose from a variety of search displays that can be placed anywhere and enable customers to directly enter the booking engine. Digital campaign and performance improvement tools to build, launch, and manage ad campaigns to easily build search engine promotions. Display dynamic fares and content on the pages of your choice. Powered by user-search data without additional calls to GDS or Reservation system. EveryMundo Platform

Page 19 ©2022 PROS Holdings, Inc. All rights reserved. Our AI Solutions Power Companies to Compete and Win in Today’s Digital Economy In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. With PROS, dealers can order directly from an electronic catalog to configure and place orders, ensuring a real-time sales experience and complete order accuracy. There are small cost investment, large impact, like Salesforce, PROS as a pricing tool, Tableau as an analytical tool. Lance Fritz Union Pacific Chief Executive Officer Q2 2020 Earnings Call Randy Carey, Manitou Group Vice President Digital Transformation Jean-Phillippe Bitouzet, Saint Gobain Director Supply Chain & Business Model

Page 20 ©2022 PROS Holdings, Inc. All rights reserved. PROS Powers Commerce Across Diversified Industries Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

Page 21 ©2022 PROS Holdings, Inc. All rights reserved. PROS TAM is Massive, Global and Growing $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy Note: (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $30B+ Underpenetrated, Addressable Market(1)

Page 22 ©2022 PROS Holdings, Inc. All rights reserved. Numerous Vectors for Growth Continued Product Innovation Migrate Legacy Customers to Cloud Cross/Up-Sell Existing Customers Strategic M&A Land New Logos

©2022 PROS Holdings, Inc. All rights reserved.

Page 24 ©2022 PROS Holdings, Inc. All rights reserved. Fourth Quarter & Full Year 2021 Earnings Recap $mm (Except Per Share) Q4 2021 Q4 2020 Delta FY 2021 FY 2020 Delta Total Revenue $65.0 $60.9 7% $251.4 $252.4 % Subscription Revenue $47.0 $42.9 10% $178.0 $170.5 4% Adjusted EBITDA ($6.4) ($4.2) ($2.2) ($24.8) ($27.6) $2.7 Free Cash Flow ($1.3) $11.4 ($12.8) ($20.2) ($53.3) $33.1 Non-GAAP Net Loss Per Share ($0.16) ($0.14) ($0.02) ($0.66) ($0.65) ($0.01) For a reconciliation of GAAP to Non-GAAP metrics refer to the appendix.

Page 25 ©2022 PROS Holdings, Inc. All rights reserved. 66 99 145 170 178 2017 2018 2019 2020 2021 Subscription Revenue 28% CAGR Notes: 1) ARR is one of PROS key performance metrics and should be viewed independently of revenue or other similar GAAP measure. ARR is defined, as of a specific date, as contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. Estimated ARR does not represent actual market or revenue opportunity, and such estimates may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. 2) As of 1/1/2020, license revenue and license cost of revenue are now combined with subscription revenue and subscription cost of revenue, respectively 161 189 220 210 227 2017 2018 2019 2020 2021 Annual Recurring Revenue 9% CAGR Cloud Growth Trajectory ($mm)

©2022 PROS Holdings, Inc. All rights reserved. Page 26 Globally Diversified Business 35% of 2021 Total Revenue United States 30% of 2021 Total Revenue Europe 35% of 2021 Total Revenue Other Regions

Page 27 ©2022 PROS Holdings, Inc. All rights reserved. Investment Highlights • Leading end-to-end, AI platform powering digital commerce • We believe the massive market opportunity is at an inflection point • Real-time, mission critical solutions delivering powerful customer ROI • Loyal customer base consisting of leading blue-chip companies • Deep competitive moat built through 35 years of AI leadership • Rapidly growing, highly visible subscription revenue • Strong culture of innovation and execution

©2022 PROS Holdings, Inc. All rights reserved.

Page 29 ©2022 PROS Holdings, Inc. All rights reserved. Helping People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable We are OWNERS

Andres Reiner President & CEO 28+ years in enterprise technology including 23 years at PROS Stefan Schulz Chief Financial Officer 28+ years in enterprise technology including PROS, BMC, Lawson, & Digital River Martin Simoncic Chief Customer Officer 16+ years in customer success, delivery and enterprise technology including PROS & Vertafore Nikki Brewer Chief People Officer 16+ years in HR & Total Rewards across industry, including 5 years at PROS Sunil John Chief Product Officer 25+ years in enterprise technology, including 17 years product management and corporate development at PROS Scott Cook Chief Accounting Officer 22+ years in accounting and finance at PROS Damian Olthoff General Counsel & Secretary 21+ years in corporate law including 10 years at PROS Strong and Experienced Leadership Team Katrina Klier Chief Marketing Officer 26+ years in high-tech experience including Accenture and Microsoft Ajay Damani Executive Vice President, Engineering 20+ years in enterprise technology, including software engineering and product development at PROS ©2022 PROS Holdings, Inc. All rights reserved.

Page 31 ©2022 PROS Holdings, Inc. All rights reserved. Employee Resource Groups: The Heart of Our Culture Dedicated to the professional development of women at PROS and in the surrounding tech community. Our Employee Resource Groups (ERGs) are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Created to attract, develop and retain Black talent at PROS. Represents the interests of the PROS and local Hispanic/Latino community while also celebrating the culture and values. Serves as a resource that positively influences and ensures the development of its LGBTQIA+ members. Connects the community of young professionals across PROS to foster growth and development of leadership skills.

Page 32 ©2022 PROS Holdings, Inc. All rights reserved. PROS is Committed to a Diverse & Inclusive Environment Underrepresented Minorities in the U.S. 25% 25% 27% 26% 26% 17% 21% 23% 24% 25% 2017 2018 2019 2020 2021 Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Our employees mirror the rich cultural, ethnic and gender diversity of our global customers, and we want those who enter into a business relationship with PROS to see themselves in us. Women at PROS 27% 30% 30% 29% 33% 32% 35% 35% 36% 36% 2017 2018 2019 2020 2021 2021 figures based on 1,210 global employees as of 12/31/21 2021 figures based on 805 employees in the U.S. as of 12/31/21 Note: Underrepresented Minorities include AA, Hispanic and Multicultural

Page 33 ©2022 PROS Holdings, Inc. All rights reserved. Green Office Spaces Our global headquarters is LEED Silver certified and designed to minimize carbon emissions, conserve energy and water resources, as well as maximize natural light dispersion. Committed to a Sustainable Business Sustainable Data Centers Worldwide By partnering with Microsoft, we deliver our innovative solutions via data centers that operate using at least 50% green energy sources and are 100% carbon neutral. Recycling Efforts All PROS offices have a robust recycling program. Office-wide recycling efforts vary by location, but include such items as paper, plastic, glass, and aluminum, as well as common office consumables. Our Corporate Social Responsibility Report outlines our vision and strategy for creating a sustainable business that prioritizes our responsibilities to the world in which we live.

Page 34 ©2022 PROS Holdings, Inc. All rights reserved. Contact Us Email: ir@pros.com Phone: 713.335.5895 Web: pros.com

©2022 PROS Holdings, Inc. All rights reserved.

Page 36 ©2022 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended December 31, Quarter over Quarter Year Ended December 31, Year over Year 2021 2020 % change 2021 2020 % change GAAP gross profit $ 38,996 $ 35,539 10% $ 146,498 $ 147,791 (1)% Non-GAAP adjustments: New headquarters noncash rent expense — — — 417 Amortization of acquisition-related intangibles 752 886 1,948 3,586 Share-based compensation 926 587 3,679 2,132 Non-GAAP gross profit $ 40,674 $ 37,012 10% $ 152,125 $ 153,926 (1)% Non-GAAP gross margin 62.6% 60.8% 60.5% 61.0 % GAAP loss from operations $ (21,639) $ (13,426) 61% $ (74,343) $ (66,080) 13 % Non-GAAP adjustments: Acquisition-related expenses 2,386 — 2,386 — New headquarters noncash rent expense — — — 1,479 Amortization of acquisition-related intangibles 1,420 1,363 4,017 5,507 Share-based compensation 9,665 5,922 35,075 24,399 Total Non-GAAP adjustments 13,471 7,285 41,478 31,385 Non-GAAP loss from operations $ (8,168) $ (6,141) 33% $ (32,865) $ (34,695) (5)% Non-GAAP loss from operations % of total revenue (12.6)% (10.1)% (13.1)% (13.7)% GAAP net loss $ (23,609) $ (18,184) 30% $ (81,209) $ (76,984) 5 % Non-GAAP adjustments: Total Non-GAAP adjustments affecting loss from operations 13,471 7,285 41,478 31,385 Amortization of debt discount and issuance costs 372 3,277 1,491 8,703 Tax impact related to non-GAAP adjustments 2,529 1,736 9,098 8,645 Non-GAAP net loss $ (7,237) $ (5,886) 23% $ (29,142) $ (28,251) 3 % Non-GAAP diluted loss per share $ (0.16) $ (0.14) $ (0.66) $ (0.65) Shares used in computing non-GAAP loss per share 44,438 43,452 44,348 43,301

Page 37 ©2022 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Adjusted EBITDA GAAP Loss from Operations $ (21,639) $ (13,426) $ (74,343) $ (66,080) Acquisition-related expenses 2,386 — 2,386 — Amortization of acquisition-related intangibles 1,420 1,363 4,017 5,507 New headquarters noncash rent expense — — — 1,479 Share-based compensation 9,665 5,922 35,075 24,399 Depreciation and other amortization 1,812 2,387 8,043 8,827 Capitalized internal-use software development costs — (421) — (1,686) Adjusted EBITDA $ (6,356) $ (4,175) $ (24,822) $ (27,554) Net cash (used in) provided by operating activities $ (970) $ 12,452 $ (18,555) $ (49,389) Purchase of property and equipment (excluding new headquarters) (364) (601) (1,655) (2,248) Capitalized internal-use software development costs — (421) — (1,686) Free Cash Flow $ (1,334) $ 11,430 $ (20,210) $ (53,323)